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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report included in his Form 8-K into the Company's previously filed Registration Statement File Nos. 333-13581, 333-29499 and 333-43853.


/s/ ARTHUR ANDERSEN LLP


Orlando, Florida
April 27, 1998




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